UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 7, 2007

AML Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27250	77-0130894
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1000 Avenida Acaso, Camarillo, CA		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (805) 388-1345

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by AML Communications, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements.  Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01                       Other Events

On March 7, 2007, AML Communications, Inc. (AMLJ.OB) announced that it entered into a letter of intent to acquire a controlling position in Mica-Tech, Inc. in a cash-for-stock transaction.  Under the terms of the agreement AML will purchase 51% of Mica-Tech’s outstanding stock for $800,000.  The acquisition is subject to negotiation of a definitive agreement.

A copy of the Registrant’s press release is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01                       Exhibits.

(d)  Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1                           Press Release of AML Communications, Inc., dated March 7, 2007.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AML COMMUNICATIONS, INC.

Date: March 12, 2007	By:	/s/ Jacob Inbar
Jacob Inbar
President & CEO

Exhibit Index

No.	Document

99.1	Press Release of AML Communications, Inc., dated March 7, 2007.